DAVIS HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================
Dear Shareholder:

     The Davis High Income Fund continues to deliver superior long-term risk-adjusted returns, though it lagged its peer group in absolute terms during the most recent period. For the six months ended September 30, 1996, Class A shares of the fund (at net asset value) returned 2.29%, compared to a [...%] average for taxable high-yield funds. For the past twelve months, Class A shares delivered a total return of 7.74%, vs. a category average of 12.38%.1

     Viewed from a longer-term perspective, the fund is doing what we wish it to: building wealth over time with less price volatility than its competitors. Since I took over management of the fund in the early `90s, its long-term absolute performance is on par with taxable high-yield funds as a whole; Class A shares have generated a five-year average annual total return through 9/30/96 of 12.27%, just slightly below the average of 12.54%. When we adjust these results for the amount of risk taken in return for the reward, your fund is clearly superior.

     For the three years ended September 30, Class A shares of the fund have the lowest volatility (as measured by standard deviation) of all 92 high-yield funds tracked by Morningstar Inc. For the five years ended September 30, Class A shares have the third lowest volatility out of 66 funds tracked by Morningstar. If the returns of the funds tacked by Morningstar were adjusted for their respective risk levels, Class A Shares of Davis High Income Fund would have the highest average annual total return for five years, and the sixth highest for three years.2

     In recognition of your Fund's   superior risk-adjusted performance,
the Value Line Mutual Fund Survey gave the fund's Class A shares its highest overall rank of 1 on a scale of 1, the "highest" dow n to 5, the "Lowest" ) for the three years ended September 30, 1996.

Keeping a Tight Rein on Risk
Our primary tool in selecting securities for the fund is bottom-up credit research. We evaluate numerous variables of the security and the issuing company to determine the likelihood of being paid principal and interest on a timely basis, and the chances of something going wrong. We look for the upside but also seek to minimize the downside, which is particularly important when a market adjustment seems likely.

For the past year, I have considered such an adjustment a very real possibility and so have positioned the fund defensively, keeping a tight rein on risk. This is the primary reason why absolute performance has been adequate but not outstanding of late.

Little Value in the Current Situation
Currently, I see little value to be bought in the traditional corporate high-yield bond market (However, I am finding some good relative value in lesser followed areas of the Bond Market - see below). The difference, or spread, between yields on B-rated corporate bonds and highly rated long-term U.S. Treasury securities is now just 300 basis points, or 3.00%, well below the historical average of 4.50%. In other words, an investor could be taking on considerable additional risk in the high-yield market for very little extra reward. This does not strike me as a good bargain.



DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================
     Just as importantly, history tells us this narrow spread is not likely to last. A reversal, which would bring spreads closer to the norm, would also lose money for investors. As the yields on lower-rated bonds rose, their prices would fall, chipping away at principal.

Record Levels of Credit Are Worrisome
About a year ago, I noticed that personal debt as a percent of per capita income had reached peak levels and could lead to a reduction in consumer spending. Since then, retails sales have fallen off, and delinquencies on personal debt and personal bankruptcy rates have risen. Government credit also has reached a zenith, particularly as long as there is pressure to cut the national deficit. To me, this suggests a credit contraction and a rise in interest rates that would depress bond prices. (As more uncertainty seeps into the markets, investors will require more yield for the risk they assume.)

     Rates increased marginally between January and May. Since then, the bond market has moved in short, volatile cycles, which I attribute to alternating signals about inflation and deflation. Faced with no definitive clues about the economy, investors are clearly uneasy and, I suspect, believe the situation is deteriorating; they're simply unsure where to find proof. If they are right and the economy is weakening, I would look for an initial rise in interest rates before any decline.

     My bottom line: I believe caution is warranted from an interest rate standpoint, even though this is usually less of a concern with high-yield securities because their larger coupons and short maturities typically cushion the effect of a change in rates. My greater concern is credit risk. A weaker economy would erode profits for businesses, affecting their ability to meet their debt service obligations and causing the prices of securities to drop.

How the Portfolio Is Invested
As always, the fund is widely diversified, with a total of 139 securities at quarter-end.

     Since I am very focused on yield per credit quality (i.e., ensuring that for each additional level of risk in the portfolio there is a more-than-commensurate increase in yield), I elevated the fund's average credit rating to BB+, slightly above the B+ average for high-yield bond funds. As mentioned earlier, I don't see much extra yield or value these days for the higher risk in the lower-rated credits.

     Furthermore, I have avoided cyclical companies that may not have the staying power to make it through the full business cycle. In this environment I prefer companies emerging from bankruptcy or restructuring. These companies have already seen the worst and adjusted accordingly. They have nowhere to go but up. In the event they do show marked improvements, their debt ratings may be upgraded, boosting the price of the security.

     A good example is the senior secured 9.50% bonds due in April 2003 of Central Transport (formerly Tiphook Finance). The company provides trailer and wagon rental services to shipping, distribution and transportation industries worldwide. It has fleets of approximately 25,000 trailer and 2,200 rail freight wagons.

     I purchased this position when the bonds were still on a "WI" (when issued) basis, as the company was emerging from a corporate restructuring. The company had found itself in trouble with too much debt and had to exchange a large portion of its debt for equity. The bonds we purchased are senior and are well secured by assets of the company.
Based on my research of the company and its industry, I believed the bonds were trading


DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================
at roughly 75 basis points below the market because of the stigma of the restructuring, which was just being completed at the time we purchased.

Taxable Munis and "Busted Converts"
There is considerable variety in the portfolio as well. Approximately 65% is invested in high-yield bonds, many from large-capitalization, well-known companies. The balance comprises a wide range of lesser-known "specialty" securities and cash. By and large, these specialty securities--"busted" convertibles, taxable municipal bonds, private-label mortgage-backed securities and cushion bonds--have high yields and are not followed by the broad investment community, leaving us ample opportunity to pick and choose.

     For instance, there is huge demand for tax-exempt municipal bonds, while the majority of investors are unaware that taxable municipal bonds even exist. In the most recent period, we were able to find a BB-rated taxable zero-coupon bond due in 2022 from Wagner College. I purchased it at a 10.92% yield to its 10-1-22 maturity. However, the bond has a sinking fund which shortens its average maturity by slightly more than 10 years and gives it an 18.72% yield to that average maturity. These yields compare very favorably to the taxable corporate market, where newly issued BB-rated bonds are yielding around 9%. Of course, there is greater interest rate risk and taxable municipals can sometimes be less liquid than corporate bonds. Still, we made the purchase at 76% of the bond's accreted value, giving us very good upside potential and downside protection.

     Another example of good yield per credit quality is the "busted" convertible from DBA Systems, Inc., which develops and markets imaging systems primarily for military applications. The company issued this 8.25% convertible bond late in 1985. The bonds are convertible into DBA stock at per-share price of $19.50. If the company's stock price had risen above this conversion price, the bondholder could have converted the bond to shares, then sold at a profit. Instead, the stock price fell below the conversion price (it is currently $6 per share), so the bond is "out of the money" or "busted." It has no conversion value--why convert to stock you could only sell at a loss?

     Because the conversion option has so little value, the bond trades like a regular corporate bond, based on its credit quality, coupon, maturity and call provisions (i.e., the terms under which the company could retire the debt early), though with a couple of differences. One is that most convertible buyers want bonds that are in the money; they do not care about this type of issue. There is little demand, so the price remains low. Also, the issue is small, which reduces the pool of interested buyers even more.

     Issues like this one are not widely researched, so we scrutinize them meticulously to ensure the issue and the company meet our criteria before adding them to the portfolio. DBA's credit characteristics are strong. Its market value is thirteen times greater than its debt and it has more cash than long-term debt. The bond trades at a discount, so it has good upside potential, and if the conversion feature ever became valuable (i.e., the DBA's stock price rises above $19.50), the value of the bonds could skyrocket. In the mean time, we are earning a healthy yield for the risk we are taking.







DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================
What's Next?
Looking forward, I am more concerned about the possibility of economic weakness than economic strength and inflation. An economic downturn could result in deteriorating credit profiles for lower quality issues causing their prices to drop and interest rates to rise. Therefore, until the signals are clearer, I will maintain the fund's defensive stance, closely monitor the portfolio's overall characteristics and sector weightings, and keep a tight rein on both interest rate and credit risk.







Respectfully submitted,


/s/ B. Clark Stamper


B. Clark Stamper
Portfolio Manager

















1  Lipper Analytical Services, Inc., based on NASD-reporting funds as of
   10/1/96.
2 Total returns and standard deviations were calculated by Morningstar and published in its Principia for Mutual Funds diskette software (October 1996). Category average total return, category average standard deviation, and individual fund total return/standard deviations statistics were calculated from that published data.
3  Add Value Line disclosure.




Davis High Income Fund, Inc.
Schedule of Investments
At September 30, 1996 (Unaudited)
=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------

CORPORATE BONDS AND NOTES - (72.53%)
                AEROSPACE/AVIATION - (2.78%)
$ 1,085,000     K & F Industries Inc., Sr. Secured Notes, 11.875%, 12/01/03.......................................  $   1,177,225
    500,000     Simula Inc., Sr. Sub. Conv. Notes, Series C, 10.00%, 09/10/99.....................................        500,000
                                                                                                                    -------------
                                                                                                                        1,677,225
                                                                                                                    -------------
                CABLE/BROADCASTING & MEDIA  - (6.96%)
    500,000     Continental Cablevision Inc., Sr. Sub. Notes, 10.625%, 06/15/02...................................        537,507
    150,000     Fundy Cable Ltd., Sr. Secured 2nd Priority Notes, 11.00%, 11/15/05................................        157,500
  1,000,000     Marcus Cable Holding Co. L.P., Sr. Secured Notes, Zero Cpn., 12/15/05.............................        680,000
    500,000     News America Holdings Inc., Sr. Notes, 12.00%, 12/15/01...........................................        535,235
  1,000,000     Park Broadcasting, Inc., Sr. Notes, 11.75%, 05/15/04 <F5>.........................................      1,147,500
    500,000     Rifkin Acquisition Partners L.P., Sr. Sub. Notes, 11.125%, 01/15/06 <F5>..........................        520,000
    100,000     Spanish Broadcasting Systems Inc., Sr. Notes, 7.50%, 06/15/02.....................................        104,750
    500,000     SFX Broadcasting Inc., Sr. Sub. Notes, Class B, 10.75%, 05/15/06 <F5>.............................        523,750
                                                                                                                    -------------
                                                                                                                        4,206,242
                                                                                                                    -------------
                CHEMICALS - (0.91%)
    500,000     Pioneer Americas Acquisition Corp., Sr. Notes, 13.375%, 04/01/05..................................        550,000
                                                                                                                    -------------
                COMPUTER PRODUCTS AND SERVICES _ (2.31%)
    500,000     Anacomp, Inc., Series B Notes, 12.25%, 10/26/97...................................................        506,250
    100,000     JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02.................................................         71,000
    279,200     San Jacinto Holdings Inc., Sr. Notes, 12.00%, 12/31/02............................................        206,608
    250,000     Sapiens International N.V., Euro Conv. Notes, 5.00%, 09/20/03.....................................         93,750
    500,000     Triad Systems Corp., Sr. Notes, 12.25%, 08/01/99..................................................        518,750
                                                                                                                    -------------
                                                                                                                        1,396,358
                                                                                                                    -------------
                CONSUMER PRODUCTS & MERCHANDISE _ (2.44%)
    250,000     Cinemark USA, Inc., Sr. Sub. Notes, 9.625%, 08/01/08 <F5>.........................................        246,875
  1,000,000     International Semi-Tech Microelectronics Inc., Sr. Notes, Zero Cpn.,
                  08/15/03........................................................................................        612,500
    100,000     L.A. Gear, Inc., Conv. Sub. Deb., 7.75%, 11/30/02.................................................         55,000
    350,000     MacAndrews & Forbes Holdings, Inc., Sub. Deb., 13.00%, 03/01/99...................................        351,750
    200,000     Shop Vac Corp., Sr. Secured Notes, 10.625%, 09/01/03 <F5>.........................................        206,000
                                                                                                                    -------------
                                                                                                                        1,472,125
                                                                                                                    -------------
                DEFENSE CONTRACTORS & PRODUCTS - (1.61%)
    200,000     DBA Systems, Inc., Conv. Sub. Deb., 8.25%, 11/01/10...............................................        178,500
    750,000     Tracor, Inc., Sr. Sub. Notes, 10.875%, 08/15/01...................................................        791,250
                                                                                                                    -------------
                                                                                                                          969,750
                                                                                                                    -------------
                DIVERSIFIED SERVICES - (1.21%)
    735,904     Emcor Group Inc., Sr. Notes, Series C, 11.00%, 12/15/01...........................................        734,064
                                                                                                                    -------------



Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1996 (Unaudited)
=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------

                CORPORATE BONDS AND NOTES - Continued
                ECOLOGICAL/ENVIRONMENTAL - (2.01%)
$   735,000     Envirotest System Corp., Sr. Notes, 9.125%, 03/15/01..............................................  $     672,525
    500,000     Norcal Waste Systems Inc., Sr. Notes, 12.75% Incr. rate 11/15/05 <F5>.............................        545,000
                                                                                                                    -------------
                                                                                                                        1,217,525
                                                                                                                    -------------
                EDUCATION - (0.38%)
    250,000     La Petite Holdings Corp., Sr. Secured Notes, 9.625%, 08/01/97.....................................        231,250
                                                                                                                    -------------
                ELECTRONICS - (0.12%)
     43,000     Andersen Group, Inc., Conv. Sub. Deb., 10.50%, 10/15/02...........................................         36,872
    600,000     Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02................................................         33,000
                                                                                                                    -------------
                                                                                                                           69,872
                                                                                                                    -------------
                ENERGY - (7.75%)
    100,000     Amerigas Partners L.P.,  Sr. Notes, Series B, 10.125%, 04/15/07...................................        104,625
  1,000,000     Clark R & M Holdings Inc., Sr. Secured Notes, Series A, Zero Cpn.,
                  02/15/00........................................................................................        716,250
    500,000     Deeptech Int'l, Inc., Sr. Secured Notes, 12.00%, 12/15/00.........................................        507,500
    630,000     Empire Gas Corp., Sr. Secured Notes, 7.00/12.875%, 07/15/04.......................................        522,900
  1,000,000     Gerrity Oil & Gas Corp., Sr. Sub Notes, 11.75%, 07/15/04..........................................      1,071,250
    626,000     Giant Industries Inc., Gtd. Sr. Sub. Notes, 9.75%, 11/15/03.......................................        633,825
    500,000     HS Resources Inc., Sr. Sub. Notes, 9.875%, 12/01/03...............................................        493,750
    100,000     Moran Energy Inc., Conv. Sub. Deb., 8.75%, 01/15/08...............................................         85,500
    500,000     Trident NGL Holdings, Inc., Sub. Notes, 10.25%, 04/15/03..........................................        550,625
                                                                                                                    -------------
                                                                                                                        4,686,225
                                                                                                                    -------------
                EQUIPMENT LEASING - (2.60%)
    945,500     Alps 96-1 D, Aircraft Lease, 12.75%, 06/15/06 <F5>................................................        978,592
    565,000     Central Transport Rental Finance Corp., Secured Notes, 9.50%, 04/30/03............................        526,862
    670,700     Technical Equipment Leasing Corp., Jr. Sub. Deb. Series A, 18.375%,
                  04/01/00<F2>....................................................................................         67,070
                                                                                                                    -------------
                                                                                                                        1,572,524
                                                                                                                    -------------
                FINANCIAL SERVICES AND INSURANCE - (2.09%)
     50,000     CII Financial, Inc., Conv. Sub. Deb., 7.50%, 09/15/01.............................................         46,437
    500,000     GPA Delaware Inc., Gtd. Notes, 8.75%, 12/15/98....................................................        505,000
    500,000     Home Holdings, Inc., Sr. Notes, 8.625%, 12/15/03..................................................        197,500
    500,000     PennCorp Financial Group, Inc., Sr. Sub. Notes, 9.25%, 12/15/03...................................        515,000
                                                                                                                    -------------
                                                                                                                        1,263,937
                                                                                                                    -------------
                FOOD SERVICE AND DISTRIBUTION - (8.82%)
    500,000     Darling International Inc., 1st Priority Sr. Sub. Notes, 11.00%, 07/15/00.........................        487,500
    750,000     Envirodyne Industries, Inc., 1st Priority Sr. Secured Notes, 12.00%,
                  06/15/00........................................................................................        800,625
    500,000     Fresh Del Monte Produce N.V., Series A, Sr. Notes, 10.00%, 05/01/03 <F5>..........................        473,125
    690,000     Kroger Co., Lease Cert., 6.00%, 04/01/03..........................................................        652,118
    675,000     Kroger Co., Lease Cert., 12.95%, 02/01/09.........................................................        756,000


Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1996 (Unaudited)

=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------
                CORPORATE BONDS AND NOTES _ Continued
                FOOD SERVICE AND DISTRIBUTION _ Continued
$   793,000     New Almacs Inc. Sr. Sub. Notes, 11.50%, 11/18/04<F2>..............................................  $      67,405
  1,500,000     PM Holdings Corp., Sub. Disc. Deb., Series B, 0%/11.50%, 09/01/05.................................        866,250
    500,000     Safeway Inc., Sr. Secured Deb., 9.30%, 02/01/07...................................................        538,487
  1,000,000     Southland Corporation, Deb., 4.00%, 06/15/04......................................................        690,000
                                                                                                                    -------------
                                                                                                                        5,331,510
                                                                                                                    -------------
                HEALTHCARE AND PHARMACEUTICAL - (6.93%)
    180,000     Advanced Medical, Inc., Conv. Sub. Deb., 15.00%, 07/15/99.........................................        136,800
  2,660,000     American Medical International, N.V., Euro Deb., Zero Cpn., 08/12/97..............................      2,479,466
    863,000     Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03...................................................        763,755
    500,000     OrNda HealthCorp., Sr. Sub. Deb., 12.25%, 05/15/02................................................        541,875
    250,000     Regency Health Services, Inc., Sub. Notes, 12.25%, 07/15/03 <F5>..................................        266,250
                                                                                                                    -------------
                                                                                                                        4,188,146
                                                                                                                    -------------
                HOTELS, LODGING & GAMING - (0.85%)
    500,000     Courtyard By Marriott II L.P., Sr. Secured Notes, 10.75%, 02/01/08 <F5>...........................        513,750
                                                                                                                    -------------
                LEISURE/ENTERTAINMENT - (2.70%)
    500,000     Act III Theaters Inc., Sr. Sub. Notes, 11.875%, 02/01/03..........................................        546,875
    100,000     Spectrum Holobyte Inc., Conv. Sub. Notes, 6.50%, 09/15/02<F5>.....................................         65,000
  1,000,000     Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02 <F5>............................      1,020,000
                                                                                                                    -------------
                                                                                                                        1,631,875
                                                                                                                    -------------
                MANUFACTURING - (1.70%)
    500,000     Carlisle Plastics Inc., Sr. Notes, 10.25%, 06/15/97...............................................        507,500
    500,000     Key Plastics, Inc., Sr. Notes, Series B, 14.00%, 11/15/99.........................................        518,750
                                                                                                                    -------------
                                                                                                                        1,026,250
                                                                                                                    -------------
                METALS - (0.84%)
    500,000     Florida Steel Corp., Deb., 11.50%, 12/15/00.......................................................        508,750
                                                                                                                    -------------
                PAPER PRODUCTS - (2.16%)
  2,000,000     Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes with Common
                  Stock attached, 0%/14%, 08/01/06................................................................        779,140
    500,000     Grupo Industrial Durango S.A. DE C.V. Notes, 12.00%, 07/15/01.....................................        524,375
                                                                                                                    -------------
                                                                                                                        1,303,515
                                                                                                                    -------------
                PRECIOUS METALS - (1.55%)
  1,170,000     Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01...........................................        936,000
                                                                                                                    -------------
                RESTAURANT - (0.36%)
    250,000     TPI Enterprises Inc., Conv. Sub. Deb., 8.25%, 07/15/02............................................        218,750
                                                                                                                    -------------
                RETAIL - (1.92%)
    500,000     Hill Stores Company, Sr. Notes, 12.5%, 07/01/03...................................................        451,250
    666,548     Lehman ABS Corporation, Series 94-C2, Class A, 8.145%, 11/02/07...................................        553,235
    420,000     Tops Appliance City Inc., Conv. Sub. Deb., 6.50%, 11/30/03........................................        155,400
                                                                                                                    -------------
                                                                                                                        1,159,885
                                                                                                                    -------------
Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1996 (Unaudited)

=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------
                CORPORATE BONDS AND NOTES _ Continued
                TELECOMMUNICATIONS _ (8.49%)
$   400,000     American Communication Services, Inc., Sr. Disc. Notes, 0%/12.75%,
                  04/01/06........................................................................................  $     214,000
    500,000     Echostar Communications Corp., Sr. Secured Disc. Notes, Zero Cpn.,
                  06/01/04........................................................................................        396,250
  1,000,000     Intelcom Group (USA), Inc., Sr. Disc. Notes, 0%/12.50%, 05/01/06 <F5>.............................        520,000
    500,000     Millicom International Cellular S.A., Sr. Sub. Disc. Notes, 0%/13.50%,
                  06/01/06 <F5>...................................................................................        287,500
    250,000     Nextlink Communications, Sr. Notes, 12.50%, 04/15/06 <F5>.........................................        260,000
    500,000     Pegasus Media & Communications, Sr. Sub. Notes, 12.50%, 07/01/05 <F5>.............................        527,500
    690,498     Porta Systems Inc., Conv. Sr. Notes, 0%, 01/02/98<F2>.............................................        372,869
    556,000     Pronet, Inc., Sr. Sub. Notes, 11.875%, 06/15/05...................................................        519,860
    500,000     USA Mobile Communications Holdings Inc., Sr. Notes, 14.00%, 11/01/04..............................        568,750
    500,000     UTS Hyperion Telecommunication, Sr. Disc. Notes, Series B, 7%/13.00%,
                  04/15/03 <F5>...................................................................................        307,500
  1,000,000     Viatel Inc., Sr. Disc. Notes, 0%/15.00%, 01/15/05.................................................        606,611
    325,000     Winstar Communications Inc., Sr. Sub. Disc. Notes, Zero Cpn., 10/15/05............................        195,000
    650,000     Winstar Communications, Inc., Sr. Disc. Notes, 0%/14.00%, 10/15/05................................        357,500
                                                                                                                    -------------
                                                                                                                        5,133,340
                                                                                                                    -------------
                TRANSPORTATION/SHIPPING - (1.80%)
    250,000     Moran Transportation Co., 1st Preferred Shipping Mtg. Notes, 11.75%,
                  07/15/04 <F5>...................................................................................        262,500
    444,000     Preston Corp., Conv. Sub. Deb., 7.00%, 05/01/11...................................................        300,255
    500,000     TNT Transport (Europe) PLC/TNT (USA) Inc., Sr.Notes, 11.50%,
                  04/15/04........................................................................................        526,250
                                                                                                                    -------------
                                                                                                                        1,089,005
                                                                                                                    -------------
                UTILITIES - (1.24%)
    750,000     Consolidated Hydro Inc., Sr. Discount Notes, Zero Cpn., 07/15/03..................................        187,500
    500,000     Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06..............................        563,125
                                                                                                                    -------------
                                                                                                                          750,625
                                                                                                                    -------------
                TOTAL CORPORATE BONDS AND NOTES (identified
                  cost $44,276,423)...............................................................................     43,838,498
                                                                                                                    -------------









Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1996 (Unaudited)

=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------
                CORPORATE BONDS AND NOTES - Continued
                MORTGAGE BACKED BONDS - (4.87%)
$   258,592     Capstead Securities Corp., IV CMO, Series '92-7 CL Z-1, 8.75%, 05/25/23...........................  $     251,481
    471,971     Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01.............................        470,664
    294,827     Citicorp Mtg. Securities, Inc., Series '89-16, 6.43%, 04/01/19....................................        283,402
    100,000     Federal Home Loan Mortgage Corporation, CMO, Series '93, CL 1630 E,
                  6.00%, 09/15/23.................................................................................         85,349
    252,390     Federal Home Loan Mortgage Corporation, REMIC, Series '93, CL 1567 A,
                  5.90%, 08/15/23.................................................................................        222,104
    293,852     Federal Home Loan Mortgage Corporation, CMO, Series '94, CL 1668 F,
                  7.34%, 02/15/14.................................................................................        301,178
    410,754     First Nationwide Trust, Series '89-AR4-1, 9.50%, 09/25/19.........................................        409,518
    217,503     Manufacturers Handover Mortgage Corporation, Series A, 11.50%, 04/20/15...........................        224,572
    387,451     Merrill Lynch Mtg. Invst. Inc., Mtg. Pass-Through Certificates, Series A,
                  CL-A, 6.33%, 02/01/18...........................................................................        375,343
    179,000     The Prudential Mortgage Securities Company, Mtg. Pass-Through
                  Certificates Series '92-38, CL A-8, Fixed Rate, 6.95%, 11/25/22.................................        157,410
     15,062     Resolution Trust Corporation, REMIC, '92-Series M-3 CL A2, 8.625%,
                  07/25/30........................................................................................         14,460
    145,808     Resolution Trust Corporation, American Res. Mtg. Corp., Service Mtg.
                  Pass-Through Certificates, Series '92-7 CL A1, 6.82%, 03/25/22..................................        126,306
     23,000     Ryland Acceptance Corporation Four, CMO, Series '85, CL 85-D, 9.25%,
                  04/01/12........................................................................................         23,144
                                                                                                                    -------------
                     TOTAL MORTGAGE BACKED BONDS (identified cost $2,877,313).....................................      2,944,931
                                                                                                                    -------------

















Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1996 (Unaudited)

=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------
                CORPORATE BONDS AND NOTES - Continued
                TAXABLE MUNICIPAL BONDS - (6.10%)
$   670,000     Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                  11/01/96<F1>....................................................................................  $      67,000
    300,000     Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
                  10.50%, 07/01/00................................................................................        306,828
    195,000     El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Mult-
                  Fam. Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96...............................................          9,752
    432,000     Illinois HFA Rev. Bds., Series C, MBIA, 10.30%, 08/15/03..........................................        441,526
     20,000     Jackson Michigan Osteopathic Hosp., 1st Mtg. Ten Year Extendible Bds.,
                  9.50%, 12/01/11.................................................................................         16,866
    100,000     Louisiana HFA Multi Fam. Mtg. Rev. Bds., Gtd. Executive Life, 8.61%,
                  08/01/96<F1>....................................................................................          5,000
    100,000     Louisiana St. Agriculture Fin. Auth., Security Agriculture Rev. Bds.,
                  Series A, Gtd. Executive Life, 8.80%, 10/01/96..................................................          5,000
  1,825,000     Massachusetts St. HFA Res., Series C, 10.90%, 08/01/20............................................      1,871,537
    265,000     Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                  (Arcade Ltd. Partnership Prj.) Series '92, 8.50%, 08/01/02......................................        279,387
    675,480     Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                  Securitized, Series '86A, 8.68%, 09/15/96.......................................................         33,841
    115,000     Missouri St., Hsg. Dev. Cmnty., Multi Fam. Hsg. Rev. Bds., FHA Insured
                  Mtg. Loans, 9.25%, 12/01/30.....................................................................        121,084
     20,000     Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
                  Life, 8.34%, 11/01/93...........................................................................          1,000
    440,000     New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg.
                  Insurance, 8.875%, 08/15/14.....................................................................        458,269
    807,000     The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds.
                  Series '86A, 8.60%, 09/01/96....................................................................         40,350
     30,000     Utah St. Hsg. Fin. Agy. Sngl. Fam. Mtg., Series A, 9.40%, 07/01/99................................         31,265
                                                                                                                    -------------

                     TOTAL TAXABLE MUNICIPAL BONDS (identified  cost $4,829,383)..................................      3,688,705
                                                                                                                    -------------
PREFERRED STOCKS - (0.10%)
      6,200     Westmoreland Coal Co., Dep. Shares Pfd. Conv. Series A, 8.50%.....................................         58,125
                                                                                                                    -------------
                     TOTAL PREFERRED STOCK (identified cost $80,910)..............................................         58,125
                                                                                                                    -------------





Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1996 (Unaudited)

=================================================================================================================================
                                                                                                                           Value
Principal                                                                                                                (Note 1)
---------                                                                                                                 ------

                CORPORATE BONDS AND NOTES - Continued
                COMMON STOCKS - (2.52%)
     16,920     Advanced Medical, Inc<F3>.........................................................................  $      49,702
    135,951     Canyon Resources Corporation<F3>..................................................................        373,865
        120     Pegasus Media & Communications<F3><F5>............................................................         39,000
     17,460     Porta Systems Corporation<F3>.....................................................................         41,467
        222     San Jacinto Holdings Inc<F3>......................................................................            889
    727,930     Sunshine Mining Co<F3>............................................................................      1,018,309
                                                                                                                    -------------
                     TOTAL COMMON STOCK (identified cost $1,839,770)..............................................      1,523,232
                                                                                                                    -------------
                WARRANTS - (0.18%)
        500     Chattem Inc., expire 8/17/99......................................................................          1,000
        869     Empire Gas Corp., expire 07/15/04.................................................................         24,332
        500     UTS Hyperion Telecommunication, expire 04/15/01 <F5>..............................................          5,000
        500     Petro PSC Properties L.P., Petro Fin'l. Corp., expire 06/01/97....................................         21,750
        100     Spanish Broadcasting Systems Inc., expire 06/30/99................................................         18,250
     21,825     Sunshine Mining Co., expire 03/09/99..............................................................          9,548
        205     Wright Medical Technology, Inc., expire 06/30/03..................................................         26,650
                                                                                                                    -------------
                     TOTAL WARRANTS (identified cost $18,291).....................................................        106,530
                                                                                                                    -------------
SHORT TERM - (13.32%)
$ 3,790,000     Federal Home Loan Mortgage Discount Note, 5.7%, 10/01/96..........................................      3,790,000
  4,260,090     Federal Home Loan Mortgage Association Discount Note, 5.18%, 10/09/96.............................      4,260,090
                                                                                                                    -------------
                     TOTAL SHORT TERM (identified cost $8,050,090)................................................      8,050,090
                                                                                                                    -------------

                     TOTAL INVESTMENTS (identified cost $61,972,180)-
                       (99.62%)<F4>...............................................................................     60,210,111
                     OTHER ASSETS LESS LIABILITIES - (0.38%)......................................................       (227,952)
                                                                                                                    -------------
                       NET ASSETS - 100%..........................................................................  $  60,438,063
                                                                                                                    =============

<F1>  These securities are in default but have made partial payments.
<F2>  These securities are in default and are not currently paying interest.
<F3>  Non-income producing security.
<F4>  Aggregate cost for Federal income tax purposes is $61,972,180.
<F5>  These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.

At September 30, 1996, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:
          Unrealized appreciation.................................................................................  $   2,393,185
          Unrealized depreciation.................................................................................     (4,155,254)
                                                                                                                    -------------
               Net unrealized depreciation........................................................................  $  (1,762,069)
                                                                                                                    =============


DAVIS HIGH INCOME FUND, INC.
Statement of Assets and Liabilities
At September 30, 1996  (Unaudited)
=================================================================================================================================
ASSETS:

  Investments in securities, at value (identified cost $61,972,180) (Note 1)......................................  $  60,210,111
  Cash ...........................................................................................................         27,989
  Receivables:
    Interest and dividends........................................................................................      1,005,060
    Capital stock sold............................................................................................         20,677
    Investments sold..............................................................................................         45,092
                                                                                                                    -------------
          Total assets............................................................................................     61,308,929
                                                                                                                    -------------

LIABILITIES:

  Payables:
    Capital stock reacquired......................................................................................         48,576
    Investments purchased.........................................................................................        725,450
  Accrued expenses................................................................................................          6,508
  Other Liabilities...............................................................................................         30,332
                                                                                                                    -------------
          Total liabilities.......................................................................................        870,866
                                                                                                                    -------------

NET ASSETS (Note 5)...............................................................................................  $  60,438,063
                                                                                                                    =============

CLASS A SHARES
  Net assets......................................................................................................  $  51,592,585
  Shares outstanding..............................................................................................     10,880,386
  Net asset value and redemption price per share (net assets/shares outstanding)..................................        $  4.74
                                                                                                                          =======
  Maximum offering price per share (100/95.25 of$4.74)<F1>........................................................        $  4.98
                                                                                                                          =======
CLASS B SHARES
  Net assets......................................................................................................  $   8,845,478
  Shares outstanding..............................................................................................      1,879,806
  Net asset value, offering and redemption price per share (net assets/shares outstanding)........................        $  4.71
                                                                                                                          =======

Net assets consist of:

  Deficit in undistributed net investment income..................................................................  $    (317,260)
  Unrealized depreciation of investments..........................................................................     (1,762,069)
  Accumulated net realized loss...................................................................................    (23,948,579)
  Paid-in capital.................................................................................................     86,465,971
                                                                                                                    -------------
          Net assets..............................................................................................  $  60,438,063
                                                                                                                    =============

<F1> On purchases of $100,000 or more, the offering price is reduced.



DAVIS HIGH INCOME FUND, INC.
Statement of Operations
Six months ended September 30, 1996 (Unaudited)
=================================================================================================================================
INVESTMENT  INCOME:

  Income:

    Interest......................................................................................................  $   3,148,207
    Dividends.....................................................................................................          _
                                                                                                                    -------------
          Total income............................................................................................      3,148,207
                                                                                                                    -------------

  Expenses:

    Management fees (Note 3).....................................................................  $     214,153
    Custodian fees...............................................................................         44,958
    Transfer agent fees (Note 3).................................................................         36,923
    Audit fees...................................................................................         13,483
    Legal fees...................................................................................          8,206
    Accounting fees (Note 3).....................................................................          7,998
    Reports to shareholders......................................................................         22,006
    Directors' fees and expenses.................................................................         11,399
    Registration and filing fees.................................................................         24,751
    Miscellaneous................................................................................          7,607
    Commissions paid under distribution plan (Note 3)
      Class A....................................................................................         50,273
      Class B....................................................................................         38,956
                                                                                                   -------------
        Total expenses............................................................................................        480,713
        Fee Reductions (Note 6)...................................................................................         (2,757)
                                                                                                                    -------------
        Net expenses..............................................................................................        477,956
                                                                                                                    -------------
          Net investment income...................................................................................      2,670,251
                                                                                                                    -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized loss from investment transactions..................................................................       (304,665)
  Net decrease in unrealized depreciation of investments during the period........................................       (625,722)
                                                                                                                    -------------
    Net realized and unrealized gain (loss) oninvestments.........................................................       (930,387)
                                                                                                                    -------------
    Net increase in net assets resulting from operations..........................................................  $   1,739,864
                                                                                                                    =============







See Notes to Financial Statements




DAVIS HIGH INCOME FUND, INC.
Statement Of Changes in Net Assets
=================================================================================================================================


                                                                             Six Months
                                                                               ended
                                                                             September 30,                 Year ended
                                                                                1996                        March 31,
                                                                             (Unaudited)                     1996
                                                                              ---------                      ----
Operations:
  Net investment income................................................    $ 2,670,251                   $ 5,417,365
  Net realized gain (loss) from investment transactions................       (304,665)                      (80,868)
  Net decrease in unrealized depreciation
    of investments.....................................................       (625,722)                      383,278
                                                                          ------------                   -----------
          Net increase in net assets resulting from operations.........      1,739,864                     5,719,775


Distributions to shareholders from:
  Net investment income
    Class A ($0.24 and $0.43 per share, respectively)..................     (2,629,772)                   (5,039,427)
    Class B ($0.22 and $0.40 per share, respectively)..................       (357,740)                     (377,939)
  Paid-in capital
    Class A ($0.05 per share)..........................................         _                           (525,379)
    Class B ($0.04 per share)..........................................         _                            (46,649)

          Total increase (decrease) in net assets23,2302,109,514

Net Assets:
  Beginning of year....................................................     60,414,833                    58,305,319
                                                                           -----------                   -----------
  End of year (including undistributed net income (deficit)
    of ($317,260) and $-0-, respectively)..............................    $ 60,438,063                 $ 60,414,833
                                                                           ============                 ============













See Notes to Financial Statements





DAVIS HIGH INCOME FUND, INC.
Notes to Financial Statements
(Unaudited)

Note 1 - Summary of Significant Accounting Policies.

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Company also seeks capital growth so long as such objective is consistent with its primary objective. The Company invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. On December 1, 1994, the Company commenced the offering of shares in two classes, Class A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Security Valuation.
Fixed income securities may be valued on the basis of prices provided by a pricing agent when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

Federal Income Taxes.
It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required. At September 30, 1996, the Fund had approximately $23,644,000 of capital loss carryovers available to offset future capital gains, if any, of which $1,743,000, $4,918,000, $7,606,000, $4,382,000, $1,409,000, $3,505,000
and $81,000 expire in 1997, 1998, 1999, 2000, 2001, 2003 and 2004, respectively.

Securities Transactions and Related Investment Income.
Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized in accordance with the requirements of the internal revenue code.

Dividends and Distributions to Shareholders.
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Use of Estimates in Financial Statements.
In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.
DAVIS HIGH INCOME FUND, INC.
Notes to Financial Statements, continued
(Unaudited)

Note 2 - Purchases and Sales of Securities.

Purchases and sales of investment securities (excluding short term securities) during the six months ended September 30, 1996, were $21,417,739 and $19,741,787, respectively.

Note 3 - Investment Advisory Fees and Other Transactions with Affiliates.

The Company pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The agreement provides for a monthly fee of .0625 of 1% (equivalent to .75 of 1% per annum) of the first $250 million of average daily net assets of the Company. Effective May 1, 1996, the management agreement was amended and the monthly fee was changed to
 .0583 of 1% (equivalent to .70 of 1% per annum) of the first $250 million of average daily net assets of the Company. Regardless of the above provisions, the Adviser will pay or refund to the Company any expenses (including the fee under the agreement but excluding interest, taxes, brokerage fees, payments made to the Distributor under any Rule 12b-1 Distribution Plan adopted by the Company and, where permitted, extraordinary expenses) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Company's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets. Davis Selected Advisers, L.P. is paid for registering Company shares for sale in various states. The fee for the six months ended September 30, 1996 amounted to $6,000. Davis Selected Advisers, L.P. is paid for certain transfer agent services. The fee for the six months ended September 30, 1996 amounted to $2,936. Davis Selected Advisers, L.P. is also paid for certain accounting services. The fee for the six months ended September 30, 1996 amounted to $7,998. Certain directors and the officers of the Fund are also directors and officers of the general partner of Davis Selected Advisers, L. P.

Note 4 _ Distribution and Underwriting Fees

Class A Shares

Class A shares of the Company are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

During the six months ended September 30, 1996, the Company's
Underwriter, Davis Selected Advisers, L.P., received $58,347 from commissions earned on sales of Class A shares of the Fund of which $8,829 was retained by the Underwriter and the remaining $49,518 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and
remaining outstanding during the period.   The maintenance fee is paid at
the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Company for the six months ended September 30, 1996 was $50,272.


DAVIS HIGH INCOME FUND
Notes to Financial Statements, continued
(Unaudited)

Class B Shares

Class B shares of the Company are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Company pays the Distributor a 4% commission on the proceeds from the sale of the Company's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Company's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Company may pay for distribution to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

During the six months ended September 30, 1996, Class B shares of the Company made distribution plan payments which included commissions of $29,409 and maintenance fees of $9,547.

Commissions earned by the Distributor during the six months ended September 30, 1996 on the sale of Class B shares of the Company amounted to $74,445 of which $72,713 was reallowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Company in the amount of $261,649, representing the cumulative commissions earned by the Distributor on the sale of the Company's Class B shares reduced by cumulative commissions paid by the Company and cumulative contingent deferred sales charge paid by redeeming shareholders. The Company has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Company or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Company within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the four months ended September 30, 1996 the Distributor received contingent deferred sales charges of $7,441 from redemptions of Class B shares of the Company.










DAVIS HIGH INCOME FUND, INC.
Notes to Financial Statements, continued
(Unaudited)
===============================================================================
Note 5 - Capital Stock

At September 30, 1996, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:


                                                                 For the Six Months Ended
Class A                                                            September 30, 1996                      For the Year Ended
                                                                      (Unaudited)                            March 31, 1996
                                                                 ------------------------              ------------------------
                                                                 Shares            Amount              Shares            Amount
                                                                 ------            ------              ------            ------
Shares subscribed.........................................      561,839        $ 2,672,836            2,023,310      $ 9,816,406
Shares issued to shareholders
  in connection with
  reinvestment of
  distributions...........................................      345,740          1,644,013              704,353        3,408,315
                                                             ----------       ------------           ----------     ------------
                                                                907,579          4,316,849            2,727,663       13,224,721
Shares reacquired.........................................   (1,142,273)        (5,443,828)          (3,213,613)     (15,601,779)
                                                             ----------       ------------           ----------     ------------
    Net decrease..........................................     (234,694)      $ (1,126,979)            (485,950)    $ (2,377,058)
                                                            ===========       ============          ===========     ============







                                                                For the Six Months Ended
Class B                                                            September 30, 1996                      For the Year Ended
                                                                      (Unaudited)                            March 31, 1996
                                                                 ------------------------              ------------------------
                                                                 Shares            Amount              Shares            Amount
                                                                 ------            ------              ------            ------
Shares subscribed........................................       598,242        $ 2,828,876            1,288,020      $ 6,239,050
Shares issued to shareholders
  in connection with
  reinvestment of
  distributions..........................................        35,984            169,785               33,677          162,136
                                                           ------------       ------------          -----------     ------------
                                                                634,226          2,998,661            1,321,697        6,401,186
Shares reacquired........................................      (127,128)          (600,804)            (340,802)      (1,644,995)
                                                           ------------       ------------          -----------     ------------
    Net increase.........................................       507,098       $  2,397,857              980,895     $  4,756,191
                                                           ============       ============          ===========     ============

Note 6 - Custody Fees

Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $2,757 during the year ended September 30, 1996.




DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS


Financial Highlights for a share of capital stock outstanding throughout each period.


                        --------------------------------------Class A---------------------------    -----------Class B-------------
                            Six                                                                      Six
                          Months                                                                    Months              Four
                          ended                                                                     ended             Months
                       September 30,                                                             September 30,          ended
                           1996                               Year ended March 31,                  1996              March 31,
                         (Unaudited)    1996        1995         1994         1993         1992   (Unaudited)    1996     1995
                          --------      ----        ----         ----         ----         ----    ---------     ----     ----
Net Asset Value,
  Beginning of
  Period..............  $ 4.84        $ 4.86      $ 5.14       $ 5.18       $ 4.92       $ 4.75    $ 4.81       $4.85   $ 4.80
                        ------        ------      ------       ------       ------       ------    ------       ------  ------
Income From Investment
----------------------
Operations
----------
  Net Investment
    Income............    0.21          0.43        0.46         0.50         0.61         0.53      0.20        0.40     0.11
  Net Gains or
    Losses on
    Securities (both
    realized and
    unrealized).......   (0.07)         0.03       (0.24)        0.06         0.25         0.43     (0.08)         -      0.05
                        ------        ------      ------       ------       ------       ------    ------       ------  ------
      Total From
        Investment
        Operations....    0.14          0.46        0.22         0.56         0.86         0.96       .12        0.40     0.16
                        ------        ------      ------       ------       ------       ------    ------      ------   ------

Less Distributions
------------------
  Dividends (from
    net investment
    income)...........   (0.24)        (0.43)      (0.46)       (0.50)       (0.60)       (0.53)    (0.22)      (0.40)   (0.11)
  Returns of
    Capital...........      _          (0.05)      (0.04)         -             -         (0.26)      _         (0.04)      _
  Distribution in
    excess of
    realized gains....      _             _           -         (0.10)          _            _        _            _        -
      Total
                        ------         ------      ------       ------      ------       ------    ------      ------   ------
        Distributions.   (0.24)        (0.48)      (0.50)       (0.60)       (0.60)       (0.79)    (0.22)      (0.44)   (0.11)
                        ------        ------      ------       ------       ------       ------    ------      ------
Net Asset Value,
  End of Period.......  $ 4.74        $ 4.84      $ 4.86       $ 5.14       $ 5.18       $ 4.92    $ 4.71      $ 4.81   $ 4.85
                        ======        ======      ======       ======       ======       ======    ======      ======   ======
Total Return <F1>.....    2.98%         9.93%       4.69%       11.29%       18.81%       22.45%     2.60%       8.68%    4.28%
------------

Ratios/Supplemental
-------------------
Data
----
  Net Assets, End of
    Period (000
    omitted)..........  51,593        53,816      56,405       64,663       38,305       24,986     8,845       6,599    1,900
  Ratio of Expenses
    to Average
    Net Assets........    1.49%<F2>     1.51%       1.53%        1.48%        1.81%        1.93%     2.29%<F2>   2.44%    2.36%<F2>
  Ratio of Net
    Income to
    Average Net
    Assets............    8.93%<F2>     8.92%       9.49%        9.31%       11.91%       11.01%     8.13%<F2>   8.11%    8.66%<F2>
  Portfolio Turnover
    Rate..............   37.00%       118.34%      98.94%       98.31%       84.93%       93.78%    37.00%     118.34%   98.94%

<F1>  Sales charges are not reflected in calculation.

<F2>  Annualized


                      DAVIS HIGH INCOME
                          FUND, INC.

          124 East Marcy Street  Santa Fe, New Mexico 87501


Directors                               Officers
Wesley E. Bass                         Jeremy H. Biggs
Jeremy H. Biggs                          Chairman
Marc P. Blum                           Shelby M.C. Davis
Shelby M.C. Davis                        President
Eugene M. Feinblatt                    Carl R. Luff
Jerry D. Geist                           Vice President, Treasurer
D. James Guzy                            & Assistant Treasurer
G. Bernard Hamilton                    Raymond O. Padilla
LeRoy E. Hoffberger                      Vice President, Secretary
Laurence W. Levine                       & Assistant Treasurer
 Christian R. Sonne                    Carolyn H. Spolidoro
Edwin R. Werner                          Vice President
                                       Andrew A. Davis
                                         Vice President
                                       Christopher C. Davis
                                         Vice President
                                       Eileen R. Street
                                         Assistant Treasurer
                                         & Assistant Secretary



Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA  02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

=============================================================================
For more information about Davis High Income Fund including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.

=============================================================================